Provisions	6 Months Ended
Jun. 30, 2020
Provisions [abstract]
Disclosure of provisions [text block]	Provisions

	At June 30, 2020			At December 31, 2019
	Current	Non-current	Total	Current	Non-current	Total
	(€ million)
Product warranty and recall campaigns	€2,092	€3,744	€5,836	€2,406	€3,900	€6,306
Sales incentives	4,006	—	4,006	5,479	—	5,479
Other provisions and risks	1,028	1,195	2,223	1,093	1,127	2,220
Total Provisions	€7,126	€4,939	€12,065	€8,978	€5,027	€14,005
    During the six months ended June 30, 2020, a total provision for €41 million was recognized for restructuring costs, mainly in North America and LATAM, related to the recognition of provisions for workforce restructuring (refer to Note 21, Segment reporting).
    During the six months ended June 30, 2020, approximately €0.1 billion of payments were made for civil, environmental and consumer claims related to U.S. diesel emissions matters accrued in 2018 (refer to Note 18, Guarantees granted, commitments and contingent liabilities).